SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2007

Waterbank of America (USA) Inc.
(Exact name of registrant as specified in its charter)

Utah	0-51075	20-0919460
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Espirito Santo Plaza
1395 Brickell Avenue, Suite 1020
Miami, Florida    33131
(Address of principal executive offices including zip code)

(786) 597-5282
(Registrant's telephone number, including area code)

      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     On August 17, 2007, the Registrant entered into a letter of intent providing it with a six-month option to acquire a spring located in the Province of Quebec, Canada for cash. In connection with the closing of the acquisition, the Company will obtain a Provincial Permit to extract more than 167,000,000 liters/year of water and raw land exceeding 98 acres. The closing of the acquisition is subject to customary due diligence and conditions precedent. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

99.1    Press Release.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2007	WATERBANK OF AMERICA (USA) INC. By: /s/ MICHEL P. PELLETIER MICHEL P. PELLETIER President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release. Also provided in PDF format as a courtesy.